Exhibit 10.2

NEITHER THE OFFER NOR SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT.

此证书代表的证券没有在修订的1933年证券法（“1933年美国证券法”）或任何州证券法下登记。此证券不可出售、转让或抵押，除非其已根据有效的证券登记申请表进行登记 或取得法律意见书说明其不需要根据美国证券法进行登记或者可以根据1933年美国证券法下的144规则进行销售。

CHINA GINSENG HOLDINGS INC.

中国人参控股有限公司

Series A CONVERTIBLE DEBENTURE

A系列可转换债券

DUE: July 21, 2018

到期日：2018年7月 20 日

No. 0001	July21, 2015 (the "Issuance Date")
编号：0001	2015年7月21日 （“发行日”）

$1,600,000	New York, New York
一百六十万美元	纽约州，纽约市

FOR VALUE RECEIVED, the undersigned, CHINA GINSENG HOLDINGS, INC. (herein called the “Company”), a Nevada corporation, promises to pay to the order of _Danyang Youde Healthcare Consulting Co., Ltd, or his or its registered assigns (the “Holder” or “Holders”), the principal sum of one million and six hundred thousand (US$ 1,600,000 ), as such amount is reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise (the “Principal”), on July 20, 2018 (the “Maturity Date”).

据已讫金额，下列签署人，中国人参控股有限公司.（“公司”），根据内华达州法律设立并存续，承诺于2018年7月20日（“期满日”）付予丹阳优德健康管理咨询有限公司或其注册的受让人（“持有人”）总额为 一百六十万 美元的本金 (US$ 160,0000 )。

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1.             Securities Purchase Agreement. This Debenture has been issued pursuant to the terms and conditions set forth in the Securities Purchase Agreement dated as of July 21, 2015 by and among the Company and, inter alia, the Holder, (as from time to time amended, the “Securities Purchase Agreement”). All of the terms and conditions of such Securities Purchase Agreement are incorporated herein by this reference, and all capitalized terms not separately defined in this Debenture, shall have the same meanings as defined in the Securities Purchase Agreement.

证券购买合同。此债券是根据公司与各购买人于2015年7月21日签署的证券购买合同（并经时不时的修正，“证券购买合同”）下的条款和条件发行的。证券购买合同下的所有条款和条件都参引合并于此，并且在本债券证书未被另行定义但已使用的黑体字词具有与其在证券购买合同中相同的释义。

2.             Debenture. Payments of principal of, and interest on, this Debenture are to be made in lawful money of the United States of America at such place as provided in the Securities Purchase Agreement. This Debenture is one of the Series A Convertible Debentures (herein called the “Debentures”) issued pursuant to the Securities Purchase Agreement, and is subject to other terms as set forth in the Securities Purchase Agreement.

债券。此债券的本金和利息应通过美国的合法金钱在证券购买合同中规定的地方支付。此债券是根据证券购买合同发行的可转换债券（“债券”）之一，并且受证券购买合同下其他条款所限制。

3.             Intentionally Left Blank. 有意留空。

4.             Prepayment. Following the twelve (12) month anniversary of the Closing Date, Company shall have the right to prepay this Debenture in full or any portion of the then outstanding principal balance prior to the Maturity Date, provided that the Company give written notice to the Purchasers at least ten (10) business days before the prepayment and; provided further that Purchasers may during five (5) business days of receipt of such notice elect to convert the Debentures in accordance with their terms set forth herein, although such conversion shall not be effective until sixty-one (61) days following the date of Purchasers’ notice of election.

提前付款。债券发行交割后的第十二（12）个月，只需在此之前十（10）个工作日书面通知即可，公司有权选择按本金提前支付所有债券本金余额，在收到书面通知的五个工作日之内，持有者有权选择根据相关条款的规定将债券转换成普通股，但是该转换将于做出选择的六十一（61）天后正式生效。

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5.	Conversion into Common Stock

转换为普通股

a.            General.

一般条款

(i)           Conversion into Common Stock. Subject to the provisions of Section 5(a)(iii) and 5(e), on any one or more occasions on or after the date hereof, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and non-assessable shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed, exchanged or reclassified in accordance with Section 5(c), at the Conversion Rate (as defined below) then in effect. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount. Any such conversion set forth in a conversion notice dated prior thereto, shall be deemed to be effective as of the date of such conversion notice (the “Conversion Date”).

转换为普通股。根据第五条(a)(iii) 以及(e)的相关规定，此债券的持有人在任何时间或时不时都有权力转换此债券的未付本金及任何累积且未付利息（下文将定义）的全部或部分为全额支付及不可催缴的公司票面值为$0.001美元/股的普通股（“普通股”）普通股，或者根据第五条（c）中规定的同等价值的被改变，交换或重新分类的公司其他股本或证券，按相应的转换比例（下文将定义）转换。所有在注明日期的转股声明中所列的转股都被认为是在转股声明所注之日生效。在任何转股过程中公司不可发行一股普通股的一部分。如果转股的过程中，不可避免有分数股的情况，公司应该根据分数上浮到最近的一股。公司应当支付所有跟转股发行和传送相关的所有过户费用，邮寄费用和相关税费。在转股通知中所设立的日期，将被视为转换日期（“转换日期”）。

(ii)          Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 5(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”). The Conversion Amount shall be subject from time to time to adjustment as described below.

转换比例。转换后发行的普通股数目由第5(a)条款所定义的转换数量决定，即用转换数量(x)除以转换价格（y）（“转换比例”）。转换数量将时不时根据下面的规定进行调整。

1.       “Conversion Amount” means the sum of (A) the portion of the Principal to be converted, amortized, redeemed or otherwise with respect to which this determination is being made, and (B) any accrued and unpaid Interest.

“转换数量”是指（A）本金中需被转换的那部分或者持有人需兑现的部分和（B）任何累积的切未付的利息之和。

2.       “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $0.40 per share, subject to adjustment as provided herein.

“转换价格”是指在转换日（下文定义）或任何其他决定的日期，以0.40美元每股，受限于本文提及的调整。

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(iii)         Conversion Limit. Notwithstanding anything to the contrary set forth in this Debenture, at no time may a Holder of this Debenture convert this Debenture into Common Stock if the number of shares of Common Stock to be issued pursuant to such conversion would cause the number of shares of Common Stock owned by such Holder at such time to exceed, when aggregated with all other shares of Common Stock owned by such Holder and its affiliates at such time, the number of shares of Common Stock which would result in such Holder, its affiliates, any investment manager having discretionary investment authority over the accounts or assets of such Holder, or any other persons whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) and Section 16 of the 1934 Act, beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock (the "Holder Cap").

转股限制。根据1934年证券交易法下第13(d)节及第16节法规所规定，即使跟本债券其他条款相冲突，在任何情况下，如果转换后将要发行的股票数目会导致持有人或其关联人，对持有人资产具有自主性交易权利的投资经理，实质性持有的股票超过公司已发行普通股的9.99% （“持有者上限”），则持有人不允许转换超过限额部分的债券。此协议中所提及的实质性所有权由1934年证券交易法下第13(d)节法规所定义。

(iv)         Effect of Conversion. Upon conversion of this Debenture in full in the manner provided by this Section 5 (c) below, this Debenture shall be deemed fully satisfied and cancelled.

转换生效。根据第五节(c) 中的规定，该债券完全转换为普通股后，该债券将被视为已满足条件偿还，被取消。

b.           Authorized Shares. The Company covenants that during the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock, free from preemptive rights, to provide for the issuance of 110% of the number of shares of Common Stock upon the full conversion of the Holder’s Debenture and the other Debentures issued pursuant to the Securities Purchase Agreement (the “Reserved Amount”). If the Company shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Debentures shall be convertible at the then current Conversion Price, the Company shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Debentures. The Company (i) acknowledges that it has irrevocably authorized by its Board of Directors to issue certificates for the Common Stock issuable upon conversion of the Holder’s Debenture, and (ii) agrees that its issuance of the Holder’s Debenture shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of the Holder’s Debenture.

核准发行的股票。公司允诺在转股权存在期间内，公司会从其核准发行但未发行的普通股中保留110%于以涵括持有人转换全部债券和根据此协议发行的其他债券可发行的普通股（“保留股份数目”）。如果公司发行任何证券或改变其股权结构，导致根据目前的转换价格债券可以转换成的普通股的数目发生变化，则公司应该同时制定适当的条款使从那之后有足够数目的核准发行及保留的普通股，不受制于优先购买权，以涵括债券可以转换成的普通股的数目。公司 (i) 声明经公司董事会不可撤回授权批准，在转换债券的情况下，公司将向持有人签发普通股股权证书，且 (ii)同意其向持有人发行的债券包含了向负责签发普通股股权证书的管理人员和代理人授以十足的相关权力。

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c.            Method of Conversion.

转换方法。

(i)           Mechanics of Conversion. Subject to Section 5(a), the Holder’s Debenture may be converted by the Holder in whole or in part, by (i) submitting to the Company a conversion notice (by facsimile or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (ii) subject to Section 5(c)(ii), surrendering the Holder’s Debenture at the principal office of the Company.

转换手续。受第5(a)节限制，持有人的债券可以全部或部分转换，手续是：(i) 向公司提交转股通知（通过传真或其他可知会公司的方式在转股日的纽约时间下午6点前送达）和 (ii) 受第5(c)(ii)节限制，向公司的主要办公地点交出持有人的债券证书。

(ii)          Surrender of Debenture Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of the Holder’s Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender the Holder’s Debenture to the Company unless the entire unpaid principal amount of the Holder’s Debenture is so converted. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Holder’s Debenture upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of the Holder’s Debenture is converted as aforesaid, the Holder may not transfer the Holder’s Debenture unless the Holder first physically surrenders the Holder’s Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Debenture of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of the Holder’s Debenture. The Holder and any assignee, by acceptance of the Holder’s Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of the Holder’s Debenture, the unpaid and unconverted principal amount of the Holder’s Debenture represented by the Holder’s Debenture may be less than the amount stated on the face hereof.

转股后交还债券证书。尽管有上述规定，持有人不必向公司交回债券证书本身，除非转换了全部未付清的债券金额。持有人与公司应当记录每次转换的债券金额以及日期，或使用其他持有人和公司认为满意的记录方式，以致不需每次转换债券都要向公司交回债券证书本身。在有争议和记录有出入的情况下，如果公司的记录没有明显错误则以公司的记录为准。虽然有上述规定，如果持有人转换了部分债券，持有人不能转让剩余的债券，除非其将债券证书交还给公司，然后公司会根据持有人的要求签发新的债券证书（持有人需支付因转让产生的相关税款）以代表剩余没有支付的债券。持有人和其指定人员在收到债券以后，承认并同意在转换了部分债券以后，实际的未付的或未转换的本金数目将会比该债券的面值要少。

(iii)         Delivery of Common Stock Upon Conversion. Upon receipt by the Company from the Holder of a facsimile transmission (or other reasonable means of communication) of a conversion notice meeting the requirements for conversion as provided in this Section 5(c), the Company shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) Business Days (such third Business Day being hereinafter referred to as the “Deadline”) in accordance with the terms hereof and the Securities Purchase Agreement.

转股后普通股的递送。当公司收到持有人以传真的方式（或其他合理的联系方式）提供的符合第5(c)节要求的转股通知，公司应当在三（3）个工作日内（第三个工作日成为“截止日期”）根据证券购买合同签发并递送转股后的普通股股权证书。

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(iv)          Obligation of Company to Deliver Common Stock. Upon delivery by the Holder to the Company of a Conversion notice, the Holder shall be deemed to be the Holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on that portion of the Holder’s Debenture being converted shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 5, all rights with respect to the portion of the Holder’s Debenture being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a conversion notice as provided herein, the Company’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The Conversion Date specified in the conversion notice shall be the Conversion Date so long as the conversion notice is received by the Company before 6:00 p.m., New York, New York time, on such date.

公司递送普通股的责任。当持有人向公司送达转股通知时，持有人被认为是转股后可得普通股的持有人，其债券的未付本金及累积和未付利息应当相应减少以反映转股的发生；以及，除非公司未能履行第5节下的义务，所有被转换部分的债券相关的权利应当终止，除了根据转股能够得到普通股或其他证券、现金或其他资产的权利。一旦持有人给了转股通知，公司签发及递送普通股股权证书的责任将是绝对的和无条件的，无论持有人有无行动去使其执行，有无对于任何规定的弃权或同意，有无对任何人的诉讼追偿，公司有无对持有人实施义务的未执行或拖延，持有人对公司有无任何质押权、反诉、扣除、限制或终止、或任何违约或声称违约，以及无论有无其他可能与此转股有关的可能限制公司对持有人这项责任的情况。转股通知中所列的日期是转股日期，只要此转股通知于当天纽约时间下午6:00之前送达于公司。

(v)          Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Debentures for the same Conversion Date and the Company can convert some, but not all, of such portions of the Debentures submitted for conversion, the Company, subject to Section 5(a)(iii) and 5(e), shall convert from each holder of Debentures electing to have Debentures converted on such date a pro rata amount of such holder’s portion of its Debentures submitted for conversion based on the principal amount of Debentures submitted for conversion on such date by such holder relative to the aggregate principal amount of all Debentures submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Debenture, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 19.

按比例转换：争议。当公司在同一个转换日期收到多余一份债券的转换通知，公司可以转换部分，但不是全部被要求转换的债券。公司应当根据第5(a)和5(e)节的要求，结合当日收到转换债券的总数，按照比例为每位债券持有者转换相应比例的债券。如果公司应该发行相应的股数，以保证发行的股数将不于第19节的要求相冲突。如果公司与持有人就应转换的普通股股权数额有争议，公司应该就无争议的部分先发行普通股，有争议的部分根据本债券条款第19条处理。

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d.            Certain Adjustments.

一些调整。

(i)           Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

普通股的分拆或合并。如果公司在任何时候将于此协议下可获得的普通股分拆（通过分股、红利、资本重组、重组、重新分类或其他方式）成更大数目的股份，则，此分拆记录日之后，分拆发生之前的转换价格将会按比例减少。如果公司在任何时候将于此协议下可获得的普通股合并（通过缩股、资本重组、重组、重新分类或其他方式）成更小数目的股份，则此合并记录日之后，合并之前的转换价格将会按比例增加。

(ii)          Reclassification, Exchange, and Substitution.  If at any time or from time to time after the date upon which this Debenture was issued by the Company (the “ Original Issue Date”), the shares of Common Stock issuable upon the conversion of this Debenture shall be changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or otherwise, then, in any such event, each holder of the Debentures shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets, distribution of assets or other change by a holder of the number of shares of Common Stock into which such shares of this Debenture could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets, distribution of assets or other change, or with respect to such other securities or property by the terms thereof.

重新分类，交换和替代。在公司发行债券后（“初始发行日期”）的任何时候或时不时，当此债券已发行且未付清的任何时候，如果有合并、兼并、交换股份、资本重组、重组或其他类似事件，导致公司的普通股变为公司或另一个企业的同样或不同数目的另一类别或几个类别的股票，则此债券的持有人有权在转换债券之后，根据于此所列的基础及条款和条件，获得假设持有人在此事件发生之前就已经转换债券可得的普通股的替代股票、证券或资产。

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(iii)         Subsequent Equity Sales. If, at any time while this Debenture is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(d)(iii) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(d)(iii), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(d)(iii), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

后续股权增发。当此债券已发行且未付清的任何时候，如果公司出售或赠与期权，购买股权的权利，或重新定价的权利，发行（或宣布任何销售，赠与任何购买处置权的权利），能以比转换价格低的价格（这个低价，“基础转换价格”以及这种发行，“摊薄发行”）购买公司普通股，(如果股票或股票等同物的持有者在任何时候享有价格调整，重新定价条款，浮动转换条款，交换价格等权利，或由此发行产生的期权能以低于转换价格获得股票，这样的发行也将被认定为低于转换价格的摊薄发行），则转换价格马上降低到基础转换价格。该调整需在普通股或普通股的等同物发行之时进行。但如果是根据第5(d)(iii)所规定的豁免发行中的情况，则无需进行调整。公司需在股票或股票等同物发行之后的一个交易日之内，根据第5(d)(iii)的规定，书面通知持有人，其通知应包括发行价格，或适用的重新定价后的价格，换股价格，转换价格和其他跟价格相关的条款（该通知成为“摊薄发行通知”）。进一步说明，不管公司是否按照第5(d)(iii)的要求提供摊薄发行通知，持有者都拥有在摊薄发行当日或之后以基础转换价格转换债券成普通股的权利，不论持有人在其转换通知上所引用的基础转换价格是否正确。

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(iv)          Subsequent Rights Offerings. If the Company, at any time while the Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holders, otherwise than the Company’s employees, consultants and strategic partners) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

后继共股。如果公司在本债券存在期间的任何时候，向普通股的所有普通股股东（而不是债券持有人，或公司的员工，顾问和战略合作伙伴）发行权益、期权使他们有权以低于记录日加权平均VWAP的价格购买普通股，那么本债券的转股价格应乘以一个比例，该比例的分母为这些权益、期权发行日公司全部流通的普通股的股数加上增发的普通股股数，其分子为这些权益、期权发行日公司全部流通的普通股的股数加上融资中全部购买价格下发行的股票权益下按加权平均VWAP购买的普通股股权数（包括期权可行权股数，权益可转换股数，假设在行权时公司会获得全部的行权对价）。该调整必须在权益、期权发行之时立即做出，并在股东获得各项发行权益、期权时即时生效。

(v)           Exceptions to Adjustment. No adjustment to the Exercise Price shall be effected as a result of an Exempt Issuance. “Exempt Issuance” shall mean, collectively, (i) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and in which holders of such securities or debt are not at any time granted registration rights; (ii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans which are constituted on the date of the initial issuance of this Debenture; (iii) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation; (iv) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Securities Purchase Agreement; (v) any securities, including the Debenture, Warrants and Performance Warrants, as well as any shares of common stock issued as interest payment on the Debenture, issued pursuant to the Securities Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders); (vi) the shares of Common Stock underlying the Debenture, the Warrants and the Performance Warrants; (vii) any shares of Common Stock issued as payment of dividends; (viii) any warrants issued to the Placement Agent or the shares of common stock underlying same, and (ix) shares issued pursuant to a Permitted Financing.

调整的例外事项。以下豁免发行情况下，行权价格将不被调整。“豁免发行”是指，如果（i）因战略许可协议和其他合作安排而发行证券，只要该等发行不以筹集资金为目的，且该证券或债券的所有者任何时候都不将被予以注册权；(ii)因公司通过股权激励计划对公司员工，高管，及顾问发行普通股或发行普通股的买入期权；（iii）由并购，收购或整合所发行的股票而非现金；(iv)因转换或行使在证券购买合同之日或之前已发行的可转换债券或可行使证券而发行证券；(v) 根据证券购买合同所发行的债券，期权和业绩期权，以及因作为债券利息而支付的股票（只要其规定该等证券的转换或行权价格的条款未修订为降低该等价格或对持有人不利）；(vi)与债券，期权和业绩期权相对应的普通股；（vii）任何作为股息分红发行的股票；（viii）为完成证券购买合同项下的交易向任何私募代理人及其指定人发行的任何期权，和（ix）由被允许的融资所发行的股份。

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(vi)          Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

计算。所有本条款5下的计算应当到股份的百分位。在本条款下，特别特定日期的所有发行流通普通股是指当日所有的发行的并在流通的普通股（不包括保留股份）。

(vii)         Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section 5(d), the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of this Debenture a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Failure to give such notice or any defect therein shall not effect the legality or validity of the subject adjustment.

调整通知。 如果根据本条款5(d)的规定对转股价格进行调整或再调整，公司在自行承担费用的基础上应及时计算相关的调整或再调整，并准备和向持有人提供一份证明，说明调整或再调整，以及所依据的事实细节和调整依据。公司未提供这样的通知或通知有缺陷并不影响调整本身的合法性或有效性。

e.            Intentionally Left Blank.

有意留空。

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f.             Concerning the Shares.

与股票有关事项

(i)           Legend. The shares of Common Stock issuable upon conversion of the Debenture may not be sold or transferred unless (A) such shares are sold pursuant to an effective registration statement under the Securities Act, or (B) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and from an attorney that regularly practices securities law) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (C) such shares are sold or transferred pursuant to Rule 144 under the Securities Act (or a successor rule) (“Rule 144”), or (D) such shares are sold or transferred outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, or (E) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 5(e). Except as otherwise provided in this Agreement (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of the Debenture have been registered under the Securities Act as contemplated by the Registration Rights Agreement, otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of the Debenture that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

限售条款。转换持有人的债券可发行的普通股不能出售或转让，除非 (A) 这些股票在证券法下根据有效的证券登记申请表出售， (B) 法律顾问向公司或其股票过户代理人提供法律意见（此意见书的格式、内容和范围都应与在类似交易中法律顾问出具的意见书相似），说明该证券不需根据证券法登记， (C) 这些股票可根据证券法（或继任规则）下的144规则（“144规则”）出售，(D) 这些股票可以在美国境外根据证券法下的条例S的904规则出售或转让，或(E) 这些股票转让给公司的“关联人”（如144规则所定义），关联人同意只有在符合此第5(e)节的情况下才出售或转让股票。除非本协议另有说明（并受限于以下的消除条款），直到转换持有人的债券可发行的普通股根据登记权协议在证券法下登记，否则可以根据144规则没有限制地出售于某一日允许出售的数目的股票。如果转换持有人的债券后签发的普通股没有被列于有效的证券登记申请表，或没有根据有效的证券登记申请表出售，或没有可移除限售条款的豁免可适用，则每一张股权证书都应该标注类似下文的限售条款：

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES AFTER REGISTRATION OR IN ACCORDANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION.

此证书代表的证券没有在修订的1933年证券法（“美国证券法”）或任何州证券法下登记。证券持有人不可要约、出售、转让、抵押或以其他方式处置，除非(X)证券登记申请表已生效或(Y)根据以下情况处置(A)对象是公司，(B) 在美国境外，根据美国证券法的S规则（“规则S”）下的904条文以及相应的当地法律法规，(C)在美国境内，根据(1)美国证券法下的144A规则或(2)美国证券法下的144规则或相应的州证券法，或(D)在另一个不需要根据美国证券法或相应的州证券法登记的交易中；但是，在根据以上(C)(2)或(D)处置的情况下，应首先取得公司满意的法律意见书。

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(ii)          Removal of Legend. The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if (A) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act and the shares are so sold or transferred, or (B) in the case of the Common Stock issuable upon conversion of the Holder’s Debenture, such security is registered for sale by the Holder under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement under the Securities Act registering the resale of the Common Stock issuable upon conversion of the Debenture if required by the Company’s transfer agent to effect the removal of the legend hereunder. Nothing in the Debenture shall (x) limit the Company’s obligation under the Registration Rights Agreement or (y) affect in any way the Holder’s obligations to comply with applicable prospectus delivery requirements upon the resale of the securities referred to herein.

限售条款的移除。公司应该移除上述限售条款并签发给持有人新的股权证书，如果 (A) 公司或其股票过户代理人收到格式、内容和范围都与在类似交易中法律顾问出具的意见书相似的法律意见书，说明公开销售或转让这些普通股不需要根据证券法进行注册，或(B)在转换债券发行普通股的情况下，这些证券列于有效的证券登记申请表中，或可以根据144规则没有限制地出售于某一日允许出售的数目的股票。公司应使其法律顾问在证券登记申请表有效后马上向股票过户代理人出具法律意见书以移除限售条款。持有人的债券不应 (x) 限制公司于登记权协议下的义务或 (y) 以任何方式影响持有人遵循招股说明书下规定的出售股票的送达要求。

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(g)          Distribution Of Assets; Rights Upon Issuance Of Purchase Rights And Other Corporate Events.

针对分派的调整；购买权利发行时的权利和其他公司事件。

(i)            Distribution of Assets. If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then the Holder will be entitled to such Distributions as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without taking into account any limitations or restrictions on the convertibility of this Debenture) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Company exceeding the Exchange Cap, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Company exceeding the Exchange Cap).

针对分派的调整。当此债券已发行且未付清的任何时候，如果公司宣布或导致其资产（或其获得资产的权利）作为红利、股份回购、返还股本或其他（包括向公司股东以子公司的现金或股票（或获得股票的权利）的方式发放红利）向普通股股东分派（“分派”），则此债券的持有者有权利在股东有资格取得此分派的记录日之后完成其债券转换并获得资产，假设持有人在此事件发生之日就已经拥有了转换债券可得的普通股因而有资格获得分派，并且其债券将会以分派的合理价格来偿还（如果持有人参与分派会导致公司发行超过交易所的限制，则持有人不得就超过部分（或者其持有的普通股权益比例相应超过交易所限制部分）享有分派权， 当然这部分被搁置的权益在将来公司发行不会产生超过交易所限制的前提下仍可以实行。

(ii)           Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without taking into account any limitations or restrictions on the convertibility of this Debenture) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Company exceeding the Exchange Cap, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Company exceeding the Exchange Cap).

购买权利。任何时候公司向现有记录的任何普通股股东，按照比例赠与，发行或出售任何期权，可转换证券或权利以购买股票，期权，证券或其他资产 （”购买权利”，）则持有者也具有同样的权利，假设持有者如果在该赠与，发行或出售该购买权利记录日之前，如果没有该记录日，则取该购买权利的决定日，将当时持有的债券全部转换为普通股（不考虑转换的各种限制以及是否能转换的可能性），（但是，如果持有者的购买权利参与将导致公司超过了交易所限制，则持有者不能参与，超过交易所限制的部分将不被允许。（如果持有人参与分派会导致公司发行超过交易所的限制，则持有人不得就超过部分（或者其持有的普通股权益比例相应超过交易所限制部分）享有分派权， 当然这部分被搁置的权益在将来公司发行不会产生超过交易所限制的前提下仍可以实行。

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(iii)          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Debenture, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Debenture) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Debenture initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the majority of then outstanding Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Debenture. For purposes of this Debenture, “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company or (iii) without the prior written consent of the then outstanding majority of Holders, the individuals who were directors of the Company on the initial Issuance Date shall cease for any reason at any time to constitute a majority of the board of directors of the Company.

其他公司事件。除了本债券下的权益之外，在公司采取任何公司普通股股东有权享有转换普通股的重大交易行为（“公司事件”）有，公司应确保持有人有权在本债券转股是（i）除了本身根据转股有权获得的普通股之外，其他根据公司事件有权获得的证券或资产，（ii）在转股是，持有人如果在一开始获得本债券就转为普通股的情况下，根据公司事件所应获得的权益。根据本条款进行的分配需要使本债券持有人的绝大多数满意，并且不受转股或实现本债券条款的限制。在本债券中，“基础交易”是指（i）公司或其子公司直接或间接在一次或多次交易中，(1)于其他公司整合或合并（不论公司或其子公司是否为存续实体），或（2）出售，出租，分配，转移，或其他处理所有或近乎所有资产给其他人，或（3）经超过50%以上的具有投票权的股东（不包括由该人或其关联人所持有的具有投票权的普通股）投票决定，允许其他人出价购买或交换，或（4）开始股票或股权购买合同或其他经营重组（包括但不限于，重组，资产重组，分割）导致任何人获得公司有投票权股份的50%以上（5）重组，重整资产，或对普通股重新划分股权， （ii） 任何“个人”或“团体”（个人和团体的定义适用1934年证券交易法第13(d)和14(d)以及其规则的定义和解释），成为拥有公司50%以上投票权的权益持有人（定义适用范围1934年证券交易法13d-3）或者 （iii）在没有本债券持有人绝大多数书面同意的前提下，在发行日的董事大多数不再组成董事大多数成员。

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6.            Status as Shareholder. Upon submission of a conversion notice by the Holder of this Debenture, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder’s allocated portion of the Reserved Amount or cause the Company to exceed the Exchange Cap) shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a Holder of such converted portion of the Holder’s Debenture shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of the Holder’s Debenture. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the third (3rd) Business Day after the Deadline, Holder may elect at such Holder’s option to regain the rights of a Holder of the Holder’s Debenture with respect to such attempted converted portions of the Holder’s Debenture and the Company shall, as soon as practicable, return such attempted converted Debenture to the Holder or, if the Debenture has not been surrendered, adjust its records to reflect that such portion of the Holder’s Debenture has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Holder’s Debenture.

股东身份。一旦持有人递交转股通知书，(i) 转股通知书下要求的转股部分应视为普通股（除去任何可能的因为超过该持有人应持有的保留的普通股的比例或超过公司发行最大额限制的部分的普通股股份）,(ii)持有人在转股部分的债券下的持有人权利应终止，除了其有权获得相应数额的普通股以及因为公司未能履行债券义务其应享有的补救权益之外。虽然有以上的规定，如果持有人在到期日的前3天仍未收到普通股股权证书，持有人可以选择撤回这一部分的改股要求，公司应在最大限度内及时将这一部分的债券还给持有人，如果持有人未递交债券，公司应及时调整其记录，准确反映这一部分债券未进行转股。不管怎么，因为公司未能及时转股，持有人应恢复其在债券下所有的权利和补救权益。

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7.            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

适用法，管辖同意和放弃陪审团审理。

a.             This Debenture shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties of the Debenture hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Debenture. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Debenture. Each of the parties of this Debenture irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS DEBENTURE AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

本债券应适用纽约州实体法，不包括纽约州冲突适用法。 债券各方当事人在此不可逆转的同意位于纽约郡的纽约州州法院和美国地区法院纽约南部法院对本债券相关的诉讼，法律行为或司法程序有排他管辖权。 关于法律文件的送达各方当事人同意接受国际送达，送达方式适用本债券规定的通知方式。 本债券各方当事人在此不可逆转的同意接受以上法院的管辖权。 各方当事人在此不可逆转的放弃请求陪审团审理与本债券相关的诉讼，法律行为或程序的权利。各方当事人在此放弃陪审团审理的决定已经咨询过各自的律师。

b.         Each party shall bear its own expenses in any litigation conducted under this section.

本债券各方当事人各自承担诉讼费用。

c.         The Company consents to accept service of process by the certified mail, return receipt requested in the event of litigation. The Company further consents to accept service of process via recognized international courier in the case that the Company is not able to accept service by the certified mail provided a receipt of delivery is available.

公司同意在诉讼的情况下接受以挂号信要求回持方式进行的送达。公司进一步同意如果公司无法接受挂号信要求回持方式的送达，公司也可以接受知名的国际快运公司进行的送达。

8.            Facsimile Signatures. This Debenture may be executed by facsimile signature which shall, for all purposes be deemed to be as legally valid and binding upon the Company as an original signature.

传真签名。本债券可以传真签名的方式生效，与原始签名有同样的法律效力。

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9.           Event of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

违约事件。如果发生下述任一情况， 将视为“违约事件”：

a.             Following the Holder’s written demand for payment, the Company shall fail to pay in full the entire outstanding principal amount of this Debenture and all interest accrued hereon within thirty (30) Days after such written demand for payment is given to Holder; or

在债券持有人要求进行支付的情况下，公司在收到书面支付要求的三十（30）天内未支付全部应付债券本金和利息；或

b.             Subject to Section 5(a)(iii) and 5(e), the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Debentures, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Debentures into shares of Common Stock that is tendered in accordance with the provisions of the Debentures;

在本债券第5(a)(iii)和5(e)的前提下， 公司（A）在适用的债券可转股日的十（10）天内未能送交一定数额的普通股，从而未能解决转股失败的问题，（B）明示，口头或书面，通过公告或代理，在任何时间表达将不会按照债券的规定将债券转为普通股；

c.             At any time following the tenth (10th) consecutive Business Day that the Reserved Amount is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Debenture (without regard to any limitations on conversion set forth in Section 5(a)(iii) or otherwise and except as limited by Section 5(e)).

在预留普通股不能满足全部债券转股要求的情况出现后的第10个连续工作日未解决这一短缺问题（无论债券第5(a)(iii)和5(e)条中规定的转股限制）。

d.             The Company defaults in the performance of or compliance with its obligations under any of this Debenture, the Securities Purchase Agreement or any of the Transaction Documents and such default has not been cured for thirty (30) days after written notice of default is given to the Company; or

公司在履行和执行本债券，证券购买合同，或其他融资文件下的义务时有违约行为，并且在书面通知下达后的三十（30）天内未能补救。

e.             Any representation or warranty made by or on behalf of the Company or the Holder in this Debenture, the Securities Purchase Agreement or any of the Transaction Documents proves to have been false or incorrect in any material respect on the date as of which made, and such condition has not been cured for sixty (60) Business Days after written notice of default is given to the other party; or

公司或债券持有人在本债券，证券购买合同和其他融资文件中做的承诺和声明中有重大虚伪或不实信息，并且在违约书面通知下达后的六十（60）个工作日内未能补救。

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f.             The Company (i) admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

公司（i）书面表示其无能力在债券到期日进行还款； (ii) 在任何法律管辖区申请，或者同意第三方的申请进行重组，破产，清算，或者利用相关法律，（iii）为了应付公司的债权人而进行转让， (iv)同意将自身或者财产的任何实质部分交办托管，信托或者其他类似处置， (v)被强制破产或即将被强制破产， 或者(vi)出于以上任何目的采取相关公司行为， 或者

g.             A court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, or any such petition shall be filed against such party and such petition shall not be dismissed within six (6) months.

法院或其他相关有权政府部门在不需要公司同意的情况下下令公司或公司的任何实质财产交托管，代理，信托或其他有类似职能的部门处理，或者下令解除或同意解除公司债务，或者进行重组，或清算，以及其他类似的处置，并且该命令在下达六（6）个月后仍未解除。

10.          Remedies Following An Event Of Default. Upon occurrence of an Event of Default defined in subsection (a) to (g) of Section 9, this Debenture and all accrued Interest to the date of such default shall, at the option of the Holder, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

违约事件后的补救。 如果发生本债券第9条所列的（a）至(g)中任一违约事件，本债券的本金和所有累积的利息立即到期，公司免除任何通知义务。

11.          Vote To Issue, Or Change The Terms Of, Debentures. The written consent of the Holders of at least 51% of the holders of the then outstanding Debentures shall be required for any change, modification or amendment to any of the Debentures, unless the change shall only effect the Holder and the Company shall have offered such change to all holders of Debentures, in which case only the consent of the Holder is required.

对债券重发和修改的投票。本债券的任何修改需要经过当时存在的债券的持有人的51%以上书面同意，除非该修改只影响特定持有人而公司也已通知其他持有人这一修改的存在。

12.          Intentionally Left Blank.

特意留空。

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13.         Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, and will at all times in good faith carry out all of the provisions of this Debenture and take all action as may be required to protect the rights of the Holder of this Debenture.

不得归避。 公司在此承诺并同意不会通过修改公司成立章程，章程，重组，转移资产，合并，收购，其他资产处置，解散，发行或出售证券，或任何其他自愿的行为来避免或试图避免履行公司在本债券下的义务，并承诺在任何时间都将诚信的履行本债券，采取必要的公司行为保护债券持有人的利益。

14.          Intentionally left blank.

特意留空 。

15.          Reissuance Of This Debenture.

本债券的重发。

a.            Lost, Stolen or Mutilated Debenture.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Debenture, the Company shall execute and deliver to the Holder a new Debenture (in accordance with Section 15(c)) representing the outstanding Principal.

债券证书遗失，被盗或损坏。公司在收到可信服的证据证明本债券遗失，被盗，损坏的情况下，如果本债券遗失，被盗或损坏，持有人应该按照惯例向公司提供赔偿，如果是毁损，持有人应向公司提交旧的债券证书，并取消该证书，（遵从第15(c)的规定）公司将执行并递送给持有者一份新的债券证书以体现最新的本金数目。

b.            Debenture Exchangeable for Different Denominations. This Debenture is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Debenture or Debentures (in accordance with Section 15(c) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal of this Debenture, and each such new Debenture will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

债券可换面额值不同的债券。本债券持有人可以持本债券在公司主营业部门将债券换为不同金额的债券（根据条款15(c)的规定以及最小本金额为一万美元）。

c.             Issuance of New Debentures.  Whenever the Company is required to issue a new Debenture pursuant to the terms of this Debenture, such new Debenture (i) shall be of like tenor with this Debenture, (ii) shall represent, as indicated on the face of such new Debenture, the Principal remaining outstanding (or in the case of a new Debenture being issued pursuant to Section 15(b), the Principal designated by the Holder which, when added to the principal represented by the other new Debentures issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Debenture immediately prior to such issuance of new Debentures), (iii) shall have an issuance date, as indicated on the face of such new Debenture, which is the same as the Issuance Date of this Debenture, (iv) shall have the same rights and conditions as this Debenture, and (v) shall represent accrued and unpaid Interest, if any, on the Principal of this Debenture, from the Issuance Date.

重发的新债券。公司在任何时候需要根据本债券的规定重发新债券时，新债券（i）应与本债券的内容一致，(ii)新债券的面值总体应代表本债券未兑现的本金值（如果是根据条款15(b)发的新债券，所有新债券代表的本金面值不得超过全部未总现的本金值），(iii) 新债券的发行日应为本债券的发行日，(iv)新债券的权利和条件应与本债券一样，(v) 应带有从发行日以来产生而未支付的全部利息。

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16.          Payment Of Collection, Enforcement And Other Costs. If (a) this Debenture is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Debenture or to enforce the provisions of this Debenture or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Debenture, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

收账，强制执行和其他费用的支付。如果(a)本债券是通过律师或其他法律程序进行收账或强制执行，或(b)公司存在破产，重组，被接收或其他程序影响公司债权人的利益并产生对本债券的诉求，公司应支付本债券持有人应由收账，强制执行或其他与破产，重组，接收或程序产生的费用，包括但不限于律师费和开销报销垫付。

17.          Construction; Headings.  This Debenture shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof.  The headings of this Debenture are for convenience of reference and shall not form part of, or affect the interpretation of, this Debenture.

起草，标号。本债券是由公司和持有人双方共同起草，不存在适用对起草人不利原则的情况。本债券的标号是为了阅读的方便，本身不构成债券的内容也不影响本债券的解释。

18.          Failure Or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

未能执行或片面执行不构成放弃。持有人未能或未能及时行使本债券的权力，权利或特权并不构成放弃，持有人行使单一或部分权力，权利或特权也构成对其他或后继权力，权利或特权的放弃。

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19.         Dispute Resolution.  In the case of a dispute as to the arithmetic calculation of the Conversion Price or Conversion Amount, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or other event giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile the disputed arithmetic calculation of the Conversion Price or Conversion Amount to the Company’s independent, outside accountant.  The Company shall cause the accountant to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation shall be binding upon all parties absent demonstrable error.  The party, whose calculation is furthest from the accountant’s determination or calculation, shall be obligated to pay the fees and expenses of such accountant.

争议解决。如果债券双方对于转股价格或数额的计算有争议，公司应在收到转股通知书的一（1）个工作日内将不同的结论或计算方法交给债券持有人。 如果在此之后一（1）个工作日，双方无法达成合议，公司应在一（1）个工作日内将争议的计算交给公司的独立审计师。公司应要求审计师进行计算或核算计算，并在收到公司要求的五（5）个工作日内将计算结果告知公司和债券持有人。除非有证据证明审计师计算有错误，该计算结果对双方有约束力。 与审计师计算结果误差大的一方有义务支付应此产生的审计师的费用和开销。

20.         Notices; Payments.

通知；付款 。

a.           Notices.  Whenever notice is required to be given under this Debenture, unless otherwise provided herein, such notice shall be given in the same manner provided in the subsection headed “Notices” in the Securities Purchase Agreement, the terms of which are incorporated herein by reference.

通知。无论在任何情况下根据债券的要求进行通知时，除非另有规定，通知应安排证券购买合同中“通知”条款规定的进行。

b.          Payments.  Except as otherwise provided in this Debenture, whenever any payment of cash is to be made by the Company to any Person pursuant to this Debenture, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing; provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

付款。除非本债券另有规定，如果公司需要根据本债券对任何人支付现金付款，该付款应是美国的合法钱币，以支票，当夜加急快递的方式支付对方，地址应为对方之前书面提供给公司的地址，除非对方选择通过银行汇款，并书面提供汇款银行信息。如果付款日不是工作日，付款日应顺延至该日结束后的第一个工作日。

21.         Cancellation.  After all Principal and other amounts at any time owed on this Debenture have been paid in full, this Debenture shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

取消。 在本债券的所有本金和应付其他数额都全额付清后，本债券应自动取消，持有人应将债券返回公司进行取消，本债券不得重新签发。

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22.          Waiver Of Notice.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Debenture and the Securitas Purchase Agreement.

放弃通知。在法律允许的前提下，公司在此放弃有关本债券和证券购买合同的送达，接受，履行，违约或执行的要求，通知，抗议或其他需求和通知。

23.         Currency. All principal, interest and other amounts owing under this Debenture or any Transaction Document that, in accordance with their terms, are paid in cash shall be paid in U.S. dollars. All amounts denominated in other currencies shall be converted in the U.S. dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. dollars pursuant to this Debenture, the U.S. dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

币种。 本债券和其他融资文件适用的币种是美元。所有以其他流通币记录的钱币应换算为美元，汇率为换算当天的汇率。 “汇率”指，根据本债券规定将外币兑换为美元时，换算日华尔街日报公布的兑换汇率（如果需要兑换的金额产生有时间跨度，应使用该跨度的最后一天的汇率）。

24.         Language. This Debenture is written in Chinese and English but if there is any conflict between the Chinese and English version, English version shall prevail.

语言。本债券以中文和英文签署，但中英文本如有冲突，以英文为准。

25.         Severability. If any provision of this Debenture is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Debenture so long as this Debenture as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

有效性。 如果本债券的任何条款因为被法律禁止或者由有管辖权的法院认定无效或无执行力，这一条款应视为修改以保持其最大程度的有效性和执行力。此外，该条款的禁制和无执行力不得影响本债券其他条款的效力，只要本债券通过修改能实现当事人最初的实质目的而无重大变更，特定的条款被禁制或无执行力不会实质性的影响各自的预期或义务以及追求的实质利益。 双方将诚信地就修改或替换特定条款进行协商。

[Signature Page Follows]

[签名页随后]

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IN WITNESS WHEREOF, the Company has executed and delivered this Debenture the date and year first above written.

鉴于此，公司在债券上注定的特定日期签署并发行该债券。

CHINA GINSENG HOLDINGS, INC. 中国人参控股有限公司

/s/ Changzhen Liu
Name: Changzhen Liu 刘长桢 Title: Chief Executive Officer 首席执行官

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